UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): October 31, 2018

Linde plc

(Exact name of registrant as specified in its charter)

Ireland	333-218485	98-1448883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Priestley Centre

10 Priestley Road

Surrey Research Park

Guildford, Surrey GU2 7XY

United Kingdom

(Address of principal executive offices)(Zip Code)

+44 1483 242200

(Registrant’s telephone numbers, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 31, 2018, Praxair, Inc., a Delaware corporation (“Praxair”), and Linde Aktiengesellschaft, a stock corporation incorporated under the laws of Germany (“Linde AG”), combined under Linde plc, a public limited company incorporated under the laws of Ireland (the “Company”), as contemplated by the business combination agreement, dated June 1, 2017, as amended on August 10, 2017 (the “Business Combination Agreement”), by and among the Company, Praxair, Linde AG, Zamalight Holdco LLC and Zamalight Subco, Inc. (the “Business Combination”). Pursuant to the Business Combination Agreement, (i) Praxair became an indirect wholly-owned subsidiary of the Company through the merger of Zamalight Subco, Inc., an indirect wholly-owned Delaware subsidiary of the Company with and into Praxair (the “Merger”), and (ii) Linde AG became an indirect subsidiary of the Company through an exchange offer by the Company for each issued and outstanding bearer share of Linde AG (the “Exchange Offer”).

In the Merger, each issued and outstanding share of common stock of Praxair, par value $0.01 per share (the “Praxair Shares”), was converted into the right to receive one ordinary share, nominal value €0.001 per share, of Linde plc (the “Linde plc Shares”). Each issued and outstanding ordinary bearer share, without par value, of Linde AG (the “Linde AG Shares”) that was validly tendered in the Exchange Offer was exchanged for 1.540 Linde plc Shares. Under the terms of an agreement with the Federal Trade Commission, neither Linde AG nor Praxair will integrate any of their commercial operations until certain U.S. based assets are divested.

The issuance of Linde plc Shares in connection with the Business Combination, as described above, was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (the “Registration Statement”) (File No. 333-218485), which was declared effective by the Securities and Exchange Commission (the “SEC”) on August 14, 2017. Praxair’s stockholders approved the Merger at Praxair’s special meeting held on September 27, 2017, at which approximately 83% of the total issued and outstanding Praxair Shares were voted to approve the Business Combination, representing approximately 99% of the total votes cast at the special meeting on this proposal. The tender period for the Exchange Offer expired on November 24, 2017, with a total of 170,874,958 Linde AG Shares validly tendered, which corresponds to an acceptance rate of approximately 92% of the share capital of Linde AG.

This Current Report on Form 8-K establishes the Company as the successor issuer to Praxair under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(a) under the Exchange Act, the Company is the successor issuer to Praxair, the Linde plc Shares are deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. The Linde plc Shares will trade on the New York Stock Exchange (“NYSE”) and the Frankfurt Stock Exchange (“FSE”) under the ticker symbol “LIN”.

Prior to the completion of the Business Combination, the Praxair Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE under the symbol “PX”. The Praxair Shares were suspended from trading on the NYSE as of close of business (New York Time) on October 30, 2018. The Linde AG Shares were listed on the FSE under the symbol “LIN”. The Linde AG Shares that were tendered in the Exchange Offer were suspended from trading on the FSE as of close of business (Frankfurt Time) on October 26, 2018. The Linde AG Shares that were not tendered in the Exchange Offer will continue trading on the FSE under the ticker symbol “LNA” until the effective time of the Company’s intended cash-merger squeeze-out. See the section titled “5.6. Cash-Merger Squeeze-Out” in the Company’s European Listing Prospectus (as defined in Item 7.01 of this Current Report on Form 8-K), which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The description of the Business Combination Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 and 2.1(a) hereto and is incorporated herein by reference. This summary is not intended to modify or supplement any factual disclosures about the Company, Praxair or Linde AG, and should not be relied upon as disclosure about the Company, Praxair or Linde AG without consideration of the periodic and current reports of the

Company, Praxair or Linde AG. In particular, it is important to bear in mind that the representations and warranties contained in the Business Combination Agreement were negotiated with the principal purpose of allocating risk between the parties to the Business Combination Agreement, rather than establishing matters as facts, and you should not rely upon the representations and warranties contained in the Business Combination Agreement as characterizations of actual facts or circumstances as of the date of the Business Combination Agreement or as of any other date.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Business Combination, Praxair requested that the NYSE withdraw the Praxair Shares from listing on the NYSE and file a Form 25 with the SEC to report that the Praxair Shares are no longer listed on the NYSE. Praxair expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the Praxair Shares and its Euro-denominated notes and suspend its reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

Prior to the completion of the Business Combination, the Company was wholly owned and controlled by Enceladus Holding Limited, a private company limited by shares formed under the laws of Ireland, which held 25,000 A ordinary shares of €1.00 each in the capital of the Company. In accordance with the terms of the Company’s Amended and Restated Memorandum and Articles of Association, immediately following the issuance of Linde plc Shares pursuant to the Exchange Offer, the 25,000 A ordinary shares of the Company were automatically converted and re-designated into deferred shares that do not carry voting or dividend rights, and were subsequently acquired and cancelled by the Company for nil consideration prior to the effective time of the Merger.

The information set forth in Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Directors

In connection with the completion of the Business Combination, each director previously serving on the Board of Directors of the Company (the “Board”) resigned effective as of October 22, 2018. In addition, in accordance with the terms of the Business Combination Agreement, the Board, effective as of October 22, 2018, consists of twelve members as follows:

•	Prof. Dr. Wolfgang Reitzle, Chairman of the Board, and Mr. Stephen F. Angel, Chief Executive Officer;

•	Five directors designated by Praxair: Dr. Nance K. Dicciani, Edward G. Galante, Larry D. McVay, Martin Richenhagen and Robert L. Wood; and

•	Five directors designated by Linde AG: Prof. Dr. Ann-Kristin Achleitner, Prof. Dr. Clemens Börsig, Dr. Thomas Enders, Franz Fehrenbach and Dr. Victoria Ossadnik.

Committee Appointments

Effective as of October 22, 2018, the directors identified below were designated and appointed to the audit committee, compensation committee, executive committee, and nomination and governance committee, respectively, of the Board:

Executive Committee

The executive committee comprises the following members: Prof. Dr. Wolfgang Reitzle (chairman), Stephen F. Angel, Dr. Thomas Enders, and Robert L. Wood.

Audit Committee

The audit committee comprises the following members: Prof. Dr. Clemens Börsig (chairman), Dr. Nance K. Dicciani, Dr. Thomas Enders, Edward G. Galante, Larry D. McVay, and Dr. Victoria Ossadnik.

Nomination and Governance Committee

The nomination and governance committee comprises the following members: Robert L. Wood (chairman), Prof. DDr. Ann-Kristin Achleitner, Prof. Dr. Clemens Börsig, Franz Fehrenbach, Larry D. McVay, and Martin Richenhagen.

Compensation Committee

The compensation committee comprises the following members: Edward G. Galante (chairman), Prof. DDr. Ann-Kristin Achleitner, Dr. Nance K. Dicciani, Franz Fehrenbach, Dr. Victoria Ossadnik, and Martin Richenhagen.

The Board determined that each director listed above, except for Mr. Angel, qualifies as an independent director under the Company’s director independence standards and the NYSE director independence standards, as applicable and as currently in effect. There are no arrangements or understandings between any director and any other person pursuant to which the director was selected as a director, other than the provisions of the Business Combination Agreement. Directors will receive compensation under the Company’s director compensation program. Each of the Company’s directors will serve in his or her respective position until his or her successor has been chosen and elected or until his or her earlier resignation or removal.

Effective as of October 22, 2018, Zamalight Subco, Inc., a wholly-owned indirect subsidiary of the Company, entered into indemnification agreements with each of the Company’s directors, indemnifying them in respect of any liability incurred by them while acting as a director of the Company in accordance with customary standards. Upon completion of the Merger, Praxair assumed all of Zamalight Subco, Inc.’s rights and obligations under these indemnification agreements. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

The information required by Items 401(b), (d) and (e) and 404(a) of Regulation S-K is set forth in the Company’s European Listing Prospectus (as defined in Item 7.01 of this Current Report on Form 8-K), which is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference into this Item 5.02.

Resignation and Appointment of Officers

In connection with the completion of the Business Combination and pursuant to the Business Combination Agreement, each current officer of the Company resigned and the individuals identified below will serve in the positions specified below, effective as of the completion of the Business Combination:

Name; Title	Age	Present Principal Occupation or Employment, Employment History and Other Directorships Held in the Last Five Years
Stephen F. Angel (Chief Executive Officer of the Company and the Linde plc Group)	63	Chief Executive Officer of Praxair, Inc. since January 1, 2007, and Chairman since May 1, 2007. Before becoming the Chief Executive Officer, Mr. Angel served as President and Chief Operating Officer from March — December 2006, and as Executive Vice President from 2001 to March 2006. Prior to joining Praxair in 2001, Mr. Angel spent 22 years in a variety of management positions with General Electric. Mr. Angel is a director of PPG Industries, Inc. where he serves on the Officers-Directors Compensation Committee, and the Technology and Environment Committee. He is also a member of The Business Council, and is a member of the Board of the U.S. — China Business Council and its Nominating Committee.

		As the Chief Executive Officer of Praxair and a former senior operating executive at General Electric, a global diversified manufacturing company, Mr. Angel brings the senior executive experience and skills described above. He also has a deep insight into the industrial gases industry and the needs, challenges and global opportunities of Praxair in particular. Mr. Angel utilizes his deep operating experience and knowledge of the industry and Praxair in performing his role as Chairman to, among other things, drive capital discipline and to help facilitate board discussions and keep the board apprised of significant developments in Praxair’s business.

Dr. Christian Bruch (Head of Linde Engineering of the Linde plc Group)	48	Dr. Bruch has been a member of the Linde AG Executive Board since January 2015 and is responsible for the Linde Engineering Division as well as for the corporate and support function Technology & Innovation as well as Digitalization. From 2004 to December 2014, he served in various roles within Linde, including as member of the management board of Linde Engineering. Before joining The Linde Group in 2004, Dr. Bruch was head of research and project development at RWE Fuel Cells GmbH. Dr. Bruch has a doctorate in engineering from the Swiss Institute of Technology, Zurich and a degree in mechanical engineering from University of Hanover, Germany. In September 2018, he was appointed member of the executive board of Linde Intermediate Holding AG and managing director of Linde Holding GmbH.

Bernd Eulitz (Head of Americas Gases of the Linde plc Group)	53	Mr. Eulitz has been a member of the Linde AG Executive Board since January 2015 and is responsible for the Europe, Middle East, Africa segment of the Linde Gases Division, for the Centre of Excellence (Healthcare, Marketing, Production, Supply Chain), Performance Management EMEA as well as for the corporate and support function group procurement. He is the Chairman of the board of directors of African Oxygen Limited, Johannesburg, South Africa. From 2011 until December 2014, Mr. Eulitz served as head of the regional business unit South & East Asia. Since joining The Linde Group in 2004, he served in various roles within The Linde Group including as Managing Director of PanGas AG, Switzerland. Mr. Eulitz holds a degree in process/chemical engineering from University of Karlsruhe, Germany.

Kelcey E. Hoyt (Chief Accounting Officer of the Linde plc Group)	49	Was named Vice President and Controller of Praxair effective August 1, 2016. Prior to becoming Controller, she served as Praxair’s Director of Investor Relations since 2010. She joined Praxair in 2002 and served as Director of Corporate Accounting and SEC Reporting through 2008, and later served as Controller for various divisions within Praxair’s North American Industrial Gas business. Previously, she had five years of experience in audit at KPMG, LLP. She is a certified public accountant.

Sanjiv Lamba (Head of APAC Gases of the Linde plc Group)	54	Mr. Lamba has been a member of the Linde AG Executive Board since March 2011 and is the chairman of the board of directors of Linde India Limited. He is responsible for the Asia Pacific segment of the Linde Gases Division, electronics and global gases business, helium and rare gases as well as Asia Joint Venture Management. From 2007 until March 2011 Mr. Lamba served as Head of the regional business unit South & East Asia. Before joining The Linde Group, Mr. Lamba held various positions within BOC since 1989.

		He holds a degree as chartered accountant from the Institute of Chartered Accountants of India and a bachelor of commerce from St. Xavier’s College, Calcutta University, India.

Name; Title	Age	Present Principal Occupation or Employment, Employment History and Other Directorships Held in the Last Five Years
Eduardo F. Menezes (Head of EMEA Gases of the Linde plc Group)	55	Mr. Menezes was promoted to Executive Vice President of Praxair, Inc. from Senior Vice President effective March 1, 2012. He oversees Praxair’s businesses in Asia, Europe, Mexico, and South America. From 2010 — March 2011, he was a Vice President of Praxair with responsibility for the North American Industrial Gases business. From 2007 — 2010, he was President of Praxair Europe. He served as Managing Director of Praxair’s business in Mexico from 2004 — 2007, as Vice President and General Manager for Praxair Distribution, Inc. from 2003 — 2004 and as Vice President, U.S. West Region, for North American Industrial Gases, from 2000 —2003. In September 2018, he was appointed member of the executive board of Linde Intermediate Holding AG and managing director of Linde Holding GmbH.

Dr. Anne K. Roby (Head of Global Functions of the Linde plc Group)	54	Dr. Roby was named Senior Vice President of Praxair, Inc. on January 1, 2014, responsible for Global Supply Systems, R&D, Global Market Development, Global Operations Excellence, Global Strategic Sales, Global Procurement, Sustainability and Safety, Health and Environment. From 2011 — 2013, she served as President of Praxair Asia, responsible for Praxair’s industrial gases business in China, India, South Korea and Thailand as well as the electronics market globally. In 2010, Dr. Roby became President of Praxair Electronics, after having served as Vice President, Global Sales, for Praxair from 2009 — 2010. Prior to this, she was Vice President of the U.S. South Region from 2006 — 2009. Dr. Roby joined Praxair in 1991 as a development associate in Praxair’s R&D organization and was promoted to other positions of increasing responsibility.

Matthew J. White (Chief Financial Officer of the Company and the Linde plc Group)	46	Mr. White was appointed Senior Vice President and Chief Financial Officer of Praxair, Inc. effective January 1, 2014. Prior to this, Mr. White was President of Praxair Canada from 2011 — 2014. Mr. White joined Praxair in 2004 as finance director of Praxair’s largest business unit, North American Industrial Gases. In 2008, he became Vice President and Controller of Praxair, then was named Vice President and Treasurer in 2010. Before joining Praxair, Mr. White was vice president, finance, at Fisher Scientific and before that he held various financial positions, including group controller, at GenTek, a manufacturing and performance chemicals company. In September 2018, he was appointed member of the supervisory board of Linde Intermediate Holding AG.

Compensatory Plans

In connection with and effective upon the completion of the Business Combination, the Company assumed the existing Amended and Restated 2002 Praxair, Inc. Long Term Incentive Plan, the 2005 Equity Compensation Plan for Non-Employee Directors of Praxair, Inc. and the Amended and Restated 2009 Praxair, Inc. Long Term Incentive Plan. The Linde AG Long Term Incentive Plan 2012 was terminated (other than in respect of awards held by individuals who are members of the Linde AG executive board) effective upon completion of the Business Combination and the Company adopted the Linde plc Long Term Incentive Plan 2018. In addition, in connection with the completion of the Business Combination, the Company will honor (or cause to be honored) the Praxair Retirement Savings Plan and The Savings Program for Employees of Praxair Puerto Rico B.V., Inc. and its Participating Subsidiary Companies. The information in the sections titled “5.4 Treatment of Equity Awards”, “10.9.2 Linde plc Equity Awards”, and “15.8.3.1 Linde LTIP Termination, Cash Payment and Replacement Awards of Linde plc” in the Company’s European Listing Prospectus (as defined in Item 7.01 of this Current Report on Form 8-K), which is furnished as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated by reference into this Item 5.02.

In addition, in connection with and effective upon the completion of the Business Combination, the Company assumed and agreed to honor the existing Severance Compensation Agreements between Praxair and each of Stephen F. Angel, Kelcey E. Hoyt, Eduardo Menezes, Dr. Anne K. Roby, Matthew J. White, and one other executive officer of Praxair.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the Business Combination Agreement, the Company’s Amended and Restated

Memorandum and Articles of Association was further amended and restated, effective October 17, 2018, by a newly adopted version. A description of the material terms of the Amended and Restated Memorandum and Articles of Association as currently in effect can be found in the section titled “20.2 Description Of Linde plc Shares and Shareholder Rights” in the Company’s European Listing Prospectus (as defined in Item 7.01 of this Current Report on Form 8-K), which is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference into this Item 5.03. The description of the Amended and Restated Memorandum and Articles of Association does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Memorandum and Articles of Association, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 24, 2018, in connection with the listing of the Linde plc Shares on the Frankfurt Stock Exchange, the Central Bank of Ireland approved the publication of the Company’s European Listing Prospectus (the “European Listing Prospectus”) and passported such prospectus to Germany. The European Listing Prospectus, which was published by the Company on October 24, 2018, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On October 31, 2018, the Company issued a press release in connection with the completion of the Business Combination. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing or this Current Report on Form 8-K.

Item 8.01.	Other Events.

The information in the sections titled “Part II. Risk Factors”, “Part XV. Business and Certain Information About the Linde Group” and “Part XVII. Operating and Financial Review of the Linde Group” in the Company’s European Listing Prospectus is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Linde AG as of and for each of the years ended December 31, 2015, December 31, 2016 and December 31, 2017 and the unaudited condensed consolidated financial statements of Linde AG as of and for the six months ended June 30, 2018, in each case including the notes related thereto, are filed herewith as Exhibit 99.3, and are incorporated herein by reference.

(b) Pro Forma Financial Information.

To be filed by amendment not later than 71 calendar days after the latest date this Current Report is required to be filed with the SEC.

Exhibit Number	Description of Exhibit

2.1	Business Combination Agreement, dated June 1, 2017, by and among Praxair, Inc., Linde Aktiengesellschaft, Linde plc (formerly known as Zamalight plc), Zamalight Holdco LLC and Zamalight Subco, Inc. was filed as Annex A to the proxy statement/prospectus forming a part of the Registration Statement on Form S-4 of Linde plc filed on June 5, 2017, as amended (file no. 333-218485) and is incorporated herein by reference.

Exhibit Number	Description of Exhibit

2.1(a)	Amendment No. 1, dated August 10, 2017, to the Business Combination Agreement, by and among Praxair, Inc., Linde Aktiengesellschaft, Linde plc (formerly known as Zamalight plc), Zamalight Holdco LLC and Zamalight Subco, Inc. was filed as Annex A to the proxy statement/prospectus forming a part of the Registration Statement on Form S-4 of Linde plc, filed on June 5, 2017, as amended (file no. 333-218485) and is incorporated herein by reference.

3.1	Amended and Restated Memorandum and Articles of Association of Linde plc.

10.1	Form of Indemnification Agreement.

99.1	European Listing Prospectus, published on October 24, 2018.

99.2	Press Release, dated October 31, 2018.

99.3	Financial Statements of Linde AG and notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDE PLC

By:	/s/ Guillermo Bichara
Name:	Guillermo Bichara
Title:	General Counsel

Date: October 31, 2018